UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FOXWAYNE ENTERPRISES ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

FOXWAYNE ENTERPRISES ACQUISITION CORP.

1 Rockefeller Plaza, Suite 1039

New York, New York 10020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 18, 2023

TO THE STOCKHOLDERS OF FOXWAYNE ENTERPRISES ACQUISITION CORP.:

You are cordially invited to attend the 2023 Special Meeting (the “Special Meeting”) of stockholders of FOXWAYNE ENTERPRISES ACQUISITION CORP. (the “Company,” “FoxWayne,” “we,” “us” or “our”) to be held virtually at 11:00 a.m. ET on January 18, 2023 using the following link www.virtualshareholdermeeting.com/FOXW2023SM.

The Special Meeting will be held for the purpose of considering and voting upon the following proposals:

●	The Extension Proposal - a proposal to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) in the form set forth in paragraph five of Annex A of the accompanying proxy statement to (i) extend the date by which the Company has to consummate a business combination for three months, from January 22, 2023 (the “Original Termination Date”) to April 22, 2023 (the “Extended Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination for three months after the Extended Date, to July 22, 2023, for a total of up to six months after the Original Termination Date (the “Additional Extension Date”);

●	The Redemption Limitation Proposal — a proposal to amend the Company’s Certificate of Incorporation, pursuant to an amendment to the Certificate of Incorporation in the form set forth in paragraphs five, six, seven and eight of Annex B of the accompanying proxy statement, to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Proposal”); and

●	The Adjournment Proposal - a proposal to approve the adjournment of the Special Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including, but not limited to, for the purpose of soliciting additional proxies in favor of the foregoing proposal, in the event the Company does not receive the requisite stockholder vote to approve the foregoing proposal; and

●	Other Proposals - to consider and transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the Extension Proposal is a condition to the implementation of the Extension. In addition, unless the Redemption Limitation Proposal is approved and implemented, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

Approval of the Redemption Limitation Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

In connection with the Extension Proposal and the Redemption Limitation Proposal, public stockholders may elect to redeem their shares of Class A common stock at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A common stock, upon approval of the Extension Proposal and/or the Redemption Limitation Proposal. If the Extension Proposal and/or the Redemption Limitation Proposal are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their shares of Class A common stock upon consummation of our initial business combination if and when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Certificate of Incorporation and the Trust Agreement, effective as of January 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, each as may be amended.

Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if:

(i) you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on January 16, 2023 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Additionally, we will only proceed with the Extension and redemptions of the public shares if either (i) the Redemption Limitation Proposal is approved and implemented or (ii) in the event the Redemption Limitation Proposal is not approved, the Redemption Limitation has not been exceeded. In the event that the Redemption Limitation Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or FoxWayne Enterprises Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing public shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with any of the proposals.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and/or the Redemption Limitation Proposal.

If the Extension Proposal is not approved and we do not consummate an initial business combination by January 22, 2023, then it is expected that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, dissolve and liquidate, subject in each case to the our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the applicable time period.

The Sponsor and the Company’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by January 22, 2023 or by the Extended Date or by the Additional Extension Date, if further extended, if the Extension Proposal is approved; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any Class A common shares they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the applicable time period.

If the Extension Proposal and/or the Redemption Limitation Proposal are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares (the “Withdrawal Amount”) and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date or by the Additional Extension Date, if further extended, if the Extension Proposal is approved. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date or by the Additional Extension Date, if further extended, if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $13.8 million that was in the Trust Account as of September 30, 2022. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only stockholders of record of the Company as of the close of business on December 9, 2022, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Company Common Stock entitles the holder thereof to one vote. On the record date, there were 2,831,178 shares of Company Common Stock issued and outstanding, including (i) 1,393,678 shares of Class A common stock and (ii) 1,437,500 shares of Class B common stock. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits stockholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

December 22, 2022

By Order of the Board of Directors

/s/ Robb Knie
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 18, 2023: This notice of meeting, the accompany proxy statement and the form of proxy card are available at www.ProxyVote.com.

If you have any questions or need assistance voting your shares, please call Kingsdale Advisors at:

Strategic Shareholder Advisor and Proxy Solicitation Agent

745 Fifth Avenue, 5th Floor, New York, NY 10151

North American Toll Free Phone:

1-877-659-1824

Email: contactus@kingsdaleadvisors.com

Call Collect Outside North America: 646-902-6518

FOXWAYNE ENTERPRISES ACQUISITION CORP.

1 Rockefeller Plaza, Suite 1039

New York, New York 10020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 18, 2023

PROXY STATEMENT

FOXWAYNE ENTERPRISES ACQUISITION CORP. (the “Company,” “FoxWayne,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s board of directors of proxies to be voted at the special meeting (“Special Meeting”) of stockholders to be held virtually at 11:00 a.m. ET on January 18, 2023 using the following link www.virtualshareholdermeeting.com/FOXW2023SM.

The Special Meeting will be held for the sole purpose of considering and voting upon

●	The Extension Proposal - a proposal to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), in the form set forth in paragraph five of Annex A to the accompanying proxy statement to (i) extend the date by which the Company has to consummate a business combination for three months, from January 22, 2023 (the “Original Termination Date”) to April 22, 2023 (the “Extended Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination up to three months after the Extended Date, to July 22, 2023, for a total of up to six months after the Original Termination Date (the “Additional Extension Date”);

●	The Redemption Limitation Proposal — a proposal to amend the Company’s Certificate of Incorporation, pursuant to an amendment to the Certificate of Incorporation in the form set forth in paragraphs five, six, seven and eight of Annex A of the accompanying proxy statement, to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Proposal”); and

●	The Adjournment Proposal - a proposal to approve the adjournment of the Special Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including, but not limited to, for the purpose of soliciting additional proxies in favor of the foregoing proposal, in the event the Company does not receive the requisite stockholder vote to approve the foregoing proposal; and

●	Other Proposals - to consider and transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Each of the proposals is more fully described in the accompanying proxy statement, which you should read carefully.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial business combination. The Certificate of Incorporation provides that the Company has until January 22, 2023 to complete an initial business combination. While the Company has entered into a definitive business combination agreement with Clover, Inc. (“Clover”), the Board has determined that there may not be sufficient time before January 22, 2023 to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our stockholders to amend the Certificate of Incorporation to extend the date that the Company has to consummate an initial business combination;

Clover is a mobile live streaming and dating platform providing social connection and community to millions of young adult singles across the globe. With proprietary technology, feature-rich live streaming solutions and best-of-breed matching algorithms, Clover makes the world a less lonely place, while simultaneously empowering the next generation of gift economy professionals.

The Company has agreed that if the Extension Proposal is approved, prior to filing the Extension Amendment, it will deposit (each deposit being referred to herein as a “Deposit”) into the trust account up to $60,465.51. After the Extended Date, the Company shall deposit up to an additional $60,465.51 into the trust account for the period that is needed by the Company to complete an initial business combination between the Extended Date and the Additional Extension Date. If the Company does not have the funds necessary to make the Deposit referred to above, pursuant to the Merger Agreement, Clover is required to pay the Company certain fees to cover the Company’s transaction expenses in connection with the Proposed Transaction, and the Company anticipates that it will use such fees for the Deposit. In the event that the Company cannot pay the Deposit with the proceeds from Clover, the Sponsor and/or any of their affiliates or designees may consider contributing to the Company, as a loan (the Sponsor, affiliate or designee making the loan being referred to herein as a “Contributor” and each loan being referred to herein as a “Contribution”), the Deposit. Accordingly, if the Extension Proposal is approved, the Extension Amendment is filed and the Company takes the full time through the Extended Date to complete an initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.22 per share (without taking into account any interest in excess of accrued interest in the Company’s trust account that may be used to pay the Company’s taxes), in comparison to the current redemption amount of approximately $10.175 per share (without taking into account any interest in excess of accrued interest in the Company’s trust account that may be used to pay the Company’s taxes). Each Deposit or Contribution after the Extended Date will be placed in the trust account no less than five business days prior to the beginning of such monthly period, other than the first Deposit or Contribution which will be made prior to the filing of the Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the Company’s outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

No Deposit or Contribution will be made unless the Extension Proposal is approved and the Extension Amendment is filed. Any Contribution(s) previously made by the Contributor will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination, except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to extend for the additional period after the Extended Date up to the Additional Extension Date. If the Company determines not to extend for the additional period, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date or by the Additional Extension Date, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

The Company’s board of directors has fixed the close of business on December 9, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 2,831,178 outstanding shares of Company common stock, including 1,393,678 public shares and 1,437,500 Class B Common Stock (the “Class B Common Stock and together with the public shares, the “common stock”). The Company’s outstanding warrants do not have voting rights. Only holders of record of the Company’s public shares and Class B Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal and/or the Redemption Limitation Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if:

(i) you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on January 16, 2023 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Additionally, we will only proceed with the Extension and redemptions of the public shares if either (i) the Redemption Limitation Proposal is approved and implemented or (ii) in the event the Redemption Limitation Proposal is not approved, the Redemption Limitation has not been exceeded. In the event that the Redemption Limitation Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or FoxWayne Enterprises Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing public shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with any of the proposals..

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and/or the Redemption Limitation Proposal.

If the Extension Proposal is not approved and we do not consummate an initial business combination by January 22, 2023, then it is expected that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, dissolve and liquidate, subject in each case to the our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 22, 2023.

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

Approval of the Redemption Limitation Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE REDEMPTION LIMITATION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Proposal or the Redemption Limitation Proposal, you will retain the right to vote on an initial business combination, if and when such transaction is submitted to stockholders, and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, if further extended. If an initial business combination is not consummated by the Extended Date, and/or the Additional Extension Date, if further extended, the Company will redeem its public shares.

All of our stockholders are cordially invited to attend the Special Meeting via the Internet at www.virtualshareholdermeeting.com/FOXW2023SM. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote in person or by proxy will not be counted towards the number of shares of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

On behalf of the Board, we would like to thank you for your support of FoxWayne Enterprises Acquisition Corp.

THE SPECIAL MEETING

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held virtually at 11:00 a.m., ET on Wednesday January 18, 2023 using the following link www.virtualshareholdermeeting.com/FOXW2023SM.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned shares of the Company’s common stock at the close of business on December 9, 2022, the Record Date for the Special Meeting. At the close of business on the Record Date, there were 2,831,178 outstanding shares of Company common stock, including 1,393,678 public shares and 1,437,500 shares of Class B Common Stock issued and outstanding, each of which entitles its holder to cast one vote for each matter considered at the 2023 Special Meeting. Company warrants and rights do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited virtually or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the Special Meeting.

Required Votes

The affirmative vote by holders of 65% of the Company’s issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Proposal and the Redemption Limitation Proposal. Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Proposal and the Redemption Limitation Proposal. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Proposal and the Redemption Limitation Proposal. On the Record Date, directors, executive officers and their affiliate beneficially owned and were entitled to vote 1,257,500 Class B Common Stock and no Class A Common Stock, representing an aggregate of approximately 44.42% of the Company’s issued and outstanding common stock.

In addition, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares into a portion of the trust account. Any public shares purchased by affiliates will not be voted in favor of approving the Extension Proposal or the Redemption Limitation Proposal.

Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of shares of common stock present virtually or by proxy at such meeting and entitled to vote.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually via live webcast online at www.virtualshareholdermeeting.com/FOXW2023SM. on January 18, 2023 at 11:00 a.m. Eastern Time. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

FoxWayne is a blank check company incorporated under the laws of Delaware on October 7, 2020. FoxWayne was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”). On January 19, 2021, FoxWayne entered into that certain Trust Agreement, dated January 19, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental” or the “Trustee”), in connection with the IPO (as defined below) and a potential initial business combination. On January 19, 2021, FoxWayne consummated its initial public offering of 5,750,000 units, with each unit consisting of one share of its Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock”) and one-quarter of one warrant, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment (the “units”, such shares of Class A common stock, “public shares”, and such warrants, “public warrants”), which included the full exercise by the underwriters of their over-allotment option in the amount of 750,000 units (such initial public offering, the “IPO”). At $10.00 per unit, the units from the IPO and exercise of the underwriters’ over-allotment option generated total gross proceeds of $57,500,000. Simultaneously with the consummation of the IPO, FoxWayne consummated the private sale of 2,800,000 private placement warrants at $1.50 per warrant for an aggregate purchase price of approximately $2,800,000. Following the closing of the IPO and payment of transaction expenses associated with the IPO, a total of $58,075,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was deposited into the trust account established in connection with the IPO (the “Trust Account”) and the remaining net proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective initial business combinations and continuing general and administrative expenses. The IPO was conducted pursuant to a registration statement on Form S-1 that became effective on January 19, 2021. On July 12, 2022, the Company held its 2022 annual meeting of stockholders at which stockholders of the Company approved a proposal to amend the Company’s Certificate of Incorporation to (i) extend the date by which the Company has to consummate a business combination for three months from July 22, 2022 to October 22, 2022 and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination for three months after October 22, 2022, for a total of up to six months after July 22, 2022, or until January 22, 2023. On July 12, 2022, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State to reflect such extended deadline. In connection with the Annual Meeting and vote to approve the Certificate of Amendment, stockholders elected to redeem 4,406,322 Public Shares. Subsequently, in July and October 2022, the Company extended the time to consummate an initial Business Combination by additional three-month periods, first from July 22, 2022 to October 22, 2022, then again from October 22, 2022 to January 22, 2023, by depositing the amount of $16,795.98 (based on $0.0125 for each share unit issued in the Company’s initial public offering that was outstanding at the time the extension of the time to consummate the business combination was approved by the Company’s board of directors). As of September 30, 2022, there was approximately $13.8 million held in the Trust Account. Our Certificate of Incorporation (as defined below) provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by January 22, 2023.

On September 16, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gotham Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Clover Inc., a corporation organized under the laws of Ontario (“Clover”), and Isaac Raichyk as the stockholders’ representative pursuant to which, among other things, Clover will be continued from Ontario into Delaware (the “Continued Company”) immediately prior to the effective time of the Merger (as defined herein) and Merger Sub will be merged with and into the Continued Company (the “Merger” and together with the other transactions related thereto, the “Proposed Transactions”). Pursuant to the Merger Agreement, Clover is required to pay the Company fees to cover the Company’s transaction expenses, a portion of which has been paid and was used to fund the deposit made in October 2022 described above. While the Company has entered into the Merger Agreement with Clover, the Board has determined that there may not be sufficient time before January 22, 2023 to consummate an initial business combination. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to extend the date by which the Company must complete an initial business combination the date by which the Company has to consummate a business combination to the Extended Date, with an optional additional extension to the Additional Extension Date. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination from January 22, 2023 to the Extended Date, with an optional additional extension to the Additional Extension Date. The Board has also determined that it is necessary to implement the Redemption Limitation Proposal in the event redemptions of shares of our Class A common stock in connection with the Extension Proposal would render us unable to extend the time by which we are able to complete an initial business combination.

Clover is a mobile live streaming and dating platform providing social connection and community to millions of young adult singles across the globe. With proprietary technology, feature-rich live streaming solutions and best-of-breed matching algorithms, Clover makes the world a less lonely place, while simultaneously empowering the next generation of gift economy professionals.

What is being voted on?

You are being asked to vote on the following proposals:

1. Proposal No. 1 — The Extension Proposal — To amend the Company’s Certificate of Incorporation, pursuant to an amendment to the Certificate of Incorporation in the form set forth in paragraph five of Annex A of this proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our “initial business combination” or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination and (ii) redeem all of the shares of Class A common stock (together with the Class B common stock, par value $0.0001 per share, of the Company, the “Class B common stock” or “Founder Shares”, the “Company Common Stock”) included as part of the units sold in the IPO from January 22, 2023 to April 22, 2023 (the “Extended Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination for three months after the Extended Date, to July 22, 2023, for a total of up to six months after the Original Termination Date (the “Additional Extension Date”);

2. Proposal No. 2 — The Redemption Limitation Proposal — To amend the Certificate of Incorporation, pursuant to an amendment to the Certificate of Incorporation in the form set forth in paragraphs five, six, seven and eight of Annex B of the accompanying proxy statement, to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Proposal”); and

3. Proposal No. 3 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and/or the Redemption Limitation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

If the Extension Proposal is approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of our initial business combination and related proposals.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination, if and when such transaction is submitted to stockholders, and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Robb Knie has been designated as proxy by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Special Meeting?

The Special Meeting will be held virtually via live webcast online at www.virtualshareholdermeeting.com/FOXW2022SM. at 11:00 a.m. Eastern Time on January 18, 2023. You may submit your proxy by completing, dating, signing and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name”, which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote at the Special Meeting by virtual means, obtain a valid proxy from your broker, bank or nominee.

Why should I vote to approve the Extension Proposal?

The Certificate of Incorporation provides that the Company has until January 22, 2023 to complete an initial business combination. While the Company has entered into a Merger Agreement with Clover, the Board has determined that there may not be sufficient time before January 22, 2023 to consummate an initial business combination. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to extend the date by which the Company must complete an initial business combination. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to extend the date by which the Company must complete an initial business combination from January 22, 2023 to the Extended Date, with an optional additional extension to the Additional Extension Date. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination from January 22, 2023 to the Extended Date, with an optional additional extension to the Additional Extension Date. If the Extension Proposal is approved, we plan to hold another stockholder meeting prior to the Extended Date or the Additional Extension Date, if further extended, in order to seek stockholder approval of an initial business combination and related proposals.

If the Extension Proposal is not approved and we do not consummate an initial business combination by January 22, 2023, then it is expected that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, dissolve and liquidate, subject in each case to the our obligations under Delaware law to provide for claims of creditors and other requirements of applicable. Furthermore, the Trust Agreement provides that if FoxWayne does not complete an initial business combination by January 22, 2023, or by the applicable deadline as extended pursuant to the Certificate of Incorporation, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.

We believe that the provisions of the Certificate of Incorporation described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Certificate of Incorporation. We also believe, however, that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination is in the best interests of the Company and our stockholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and our stockholders.

In connection with the Extension Proposal and the Redemption Limitation Proposal, public stockholders may elect to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A common stock, upon approval of the Extension Proposal. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, unless the Redemption Limitation Proposal has also been approved.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares in connection with the Extension, such holders shall retain redemption rights in connection with (and their ability to vote on) an initial business combination. Assuming the Extension Proposal is approved, the Company will have until the Extended Date to complete an initial business combination.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote to approve the Redemption Limitation Proposal?

If the Extension Proposal is approved but the redemptions of public shares would cause us to exceed the Redemption Limitation then we will not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to not be subject to a limitation in respect of the number of public shares that can be redeemed in connection with the Extension Proposal. Therefore, the Board has determined that it is in the best interests of our stockholders to amend the Certificate of Incorporation to permit us to redeem our Class A common stock even if such redemptions would cause our net tangible assets to be less than $5,000,001. If the Extension Proposal and the Redemption Limitation Proposal are approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of an initial business combination and related proposals.

If the Extension Proposal is approved but the Redemption Limitation Proposal is not approved and redemptions have exceeded the Redemption Limitation, we will not be able to proceed with the Extension and we may not be able to consummate an initial business combination by January 22, 2023. In that scenario, it is expected that we will (a) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, dissolve and liquidate, subject in each case to the our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if FoxWayne does not complete an initial business combination by January 22, 2023, or by the applicable deadline as extended pursuant to the Certificate of Incorporation, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.

Our Board recommends that you vote in favor of the Redemption Limitation Proposal, but expresses no opinion as to whether you should redeem your public shares.

When would the Board abandon the Extension Proposal?

Our Board will abandon the Extension Proposal if our stockholders do not approve the Extension Proposal. Additionally, unless the Redemption Limitation Proposal is approved, we are not permitted to redeem our Class A common stock in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if redemptions of our Class A common stock in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, unless the Redemption Limitation Proposal is approved.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors and officers and their permitted transferees, if any (collectively, the “initial stockholders”), collectively have the right to vote approximately 20% of the Company’s issued and outstanding Company Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.

Subject to applicable securities laws, the initial stockholders may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal or the Redemption Limitation Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of shares of Class A common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) in the event that the Redemption Limitation Proposal is not approved, the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal or the Redemption Limitation Proposal.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in initial business combinations involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed initial business combinations; the potential liability of certain participants in proposed initial business combinations; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), the Company will, prior to the date of the Special Meeting, instruct Continental to hold all funds in the Trust Account in cash until the earlier of completion of our initial business combination or liquidation of the Company.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

What vote is required to approve the Redemption Limitation Proposal?

Approval of the Redemption Limitation Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial business combination by January 22, 2023, then it is expected that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, dissolve and liquidate, subject in each case to the our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Sponsor and our officers and directors have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by January 22, 2023; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 22, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

What happens if the Redemption Limitation Proposal is not approved?

If the Extension Proposal is approved but the Redemption Limitation Proposal is not approved and redemptions have exceeded the Redemption Limitation, we will not be able to proceed with the Extension and we may not be able to consummate an initial business combination by January 22, 2023. In that scenario, it is expected that we will (a) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, dissolve and liquidate, subject in each case to the our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if FoxWayne does not complete an initial business combination by January 22, 2023, or by the applicable deadline as extended pursuant to the Certificate of Incorporation, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.

The Sponsor and our officers and directors have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by January 22, 2023; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 22, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

What happens if there are sufficient votes to approve Redemption Limitation Proposal but there are not sufficient votes to approve the Extension Proposal?

If there are sufficient votes to approve Redemption Limitation Proposal but there are not sufficient votes to approve the Extension Proposal, we may i) present the Adjournment Proposal to permit further solicitation and vote of proxies in order to secure approval of both the Extension Proposal and the Redemption Limitation Proposal or ii) proceed with the Redemption Limitation Proposal and the redemption of public shares in connection therewith.

What happens if there are sufficient votes to approve Extension Proposal but there are not sufficient votes to approve the Redemption Limitation Proposal?

If there are sufficient votes to approve Extension Proposal but there are not sufficient votes to approve the Redemption Limitation Proposal, we may i) if redemptions would not exceed the Redemption Limitation, a) proceed with the Extension and the redemption of public shares in connection therewith or b) present the Adjournment Proposal to permit further solicitation and vote of proxies in order to secure approval of both the Extension Proposal and the Redemption Limitation Proposal or ii) if redemptions would exceed the Redemption Limitation, a) present the Adjournment Proposal to permit further solicitation and vote of proxies in order to secure approval of both the Extension Proposal and the Redemption Limitation Proposal or b) abandon the Extension.

If the Extension Proposal and the Redemption Limitation Proposal are approved, what happens next?

The Company is continuing its efforts to complete an initial business combination. The Company is seeking approval of the Extension Proposal because the Company may not be able to complete an initial business combination prior to January 22, 2023. If the Extension Proposal is approved, the Company expects to continue discussions with Clover in pursuit of entering into an initial business combination agreement and seeking stockholder approval of an initial business combination. If stockholders approve such initial business combination, the Company expects to consummate such initial business combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of such initial business combination.

Upon approval of each of the Extension Proposal and the Redemption Limitation Proposal by the holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, the Company will amend the Certificate of Incorporation with the amendments in the forms attached to this proxy statement as Annex A and Annex B. The Company expects to remain a reporting company under the Exchange Act, and expects its units, Class A common stock and public warrants to remain publicly traded.

If the Extension Proposal and/or the Redemption Limitation Proposal are approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Company Common Stock held by the initial stockholders through the Founder Shares. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal and/or the Redemption Limitation Proposal are approved. The amount remaining in the Trust Account may be significantly less than the approximately $13.8 million that was in the Trust Account as of September 30, 2022.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to stockholders. If you vote against an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in the Certificate of Incorporation.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to FoxWayne Enterprises Acquisition Corp., 1 Rockefeller Plaza, Suite 1039, New York, New York 10020; Attention: Secretary, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on January 18, 2023). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting at the Special Meeting by virtual means. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote by virtual means at the Special Meeting will not be counted towards the number of shares of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name”, will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” the Extension Proposal and the Redemption Limitation Proposal but will not count as votes cast for the Adjournment Proposal.

What is a quorum?

A majority of the voting power of all issued and outstanding shares of Class A common stock and Class B common stock entitled to vote as of the record date at the Special Meeting, together as a single class, must be present in person (including via the virtual meeting platform) or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions will be counted as present for the purpose of determining a quorum. As of the record date for the Special Meeting, we anticipate that 1,415,590 shares of our Company Common Stock would be required to be present at the Special Meeting to achieve a quorum.

Who can vote at the Special Meeting?

Holders of Company Common Stock as of the close of business on December 9, 2022 (the “record date”), are entitled to vote at the Special Meeting or any adjournment or postponement thereof. On the record date, there were 2,831,178 shares of Company Common Stock issued and outstanding, including (i) 1,393,678 shares of Class A common stock and (ii) 1,437,500 shares of Class B common stock. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each of our stockholders is entitled to one vote on each proposal presented at the Special Meeting for each share of Company Common Stock held of record as of December 9, 2022. The initial stockholders collectively own all of our issued and outstanding Founder Shares, constituting approximately 20% of our issued and outstanding Company Common Stock.

Registered Stockholders. If your shares of Class A common stock are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote by virtual means at the Special Meeting.

Street Name Stockholders. If your shares of Class A common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name”, and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of Class A common stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders”.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares, private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers”.

Are there any appraisal or similar rights for dissenting stockholders?

The Delaware General Corporation Law does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension Proposal or the Redemption Limitation Proposal is not approved?

If the Extension Proposal is not approved, or the Redemption Limitation Proposal is not approved causing us to not be able to implement the Extension, and we do not consummate an initial business combination by January 22, 2023, then it is expected that we will (a) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, dissolve and liquidate, subject in each case to the our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 22, 2023.

What happens to the Company’s warrants if the Extension Proposal is approved and the Extension is implemented?

If the Extension Proposal is approved and the Extension is implemented, the Company will continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Company Common Stock on December 9, 2022, the record date for the Special Meeting, you may vote by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, dating, signing and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name”, which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote at the Special Meeting by virtual means, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Class A common stock?

Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the either of the Extension Proposal or the Redemption Limitation Proposal is approved and the Company proceeds with implementation of the amendments. You will be entitled to receive cash for any public shares to be redeemed only if:

(i) you (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on January 16, 2023 (two business days prior to the vote at the Special Meeting), you (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and/or the Redemption Limitation.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Kingsdale Advisors (“Kingsdale”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Kingsdale a fee of $11,500 and will reimburse Kingsdale for its reasonable out-of-pocket expenses and indemnify Kingsdale against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A common stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

FoxWayne Enterprises Acquisition Corp.

1 Rockefeller Plaza, Suite 1039, New York, NY 10020

Phone: (917) 284-8938

Attention: Hayley Springer

E-mail: hayley@foxwayne.com

You may also contact the Company’s proxy solicitor at:

Kingsdale Advisors

745 Fifth Avenue, 5th Floor, New York, NY 10151

North American Toll Free Phone:

1-877-659-1824

Email: contactus@kingsdaleadvisors.com

Call Collect Outside North America: 646-902-6518

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information”.

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on January 16, 2023 (two business days prior to the vote at the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

FoxWayne is a blank check company incorporated as a Delaware corporation on September 17, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination or our business combination.

On January 19, 2021, FoxWayne completed its IPO of 5,000,000 units, raising gross proceeds of approximately $50 million. The underwriters of the IPO were granted a 45-day option from the date of the final prospectus relating to the IPO to purchase up to 750,000 additional units to cover overallotments, if any, at $10.00 per unit, less underwriting discounts and commissions. On February 22, 2021, the underwriters exercised the overallotment option and, on February 22, 2021, the underwriters purchased 750,000 additional units, generating gross proceeds of approximately $7.5 million.

Prior to consummation of the IPO, we issued an aggregate of 1,437,500 Founder Shares for an aggregate purchase price of $25,000.

Simultaneously with the closing of the IPO, FoxWayne consummated the sale of 2,500,000 warrants (“Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to our Sponsor, generating gross proceeds of approximately $2.5 million. Simultaneously with the closing of the sale of the overallotment units in connection with the IPO, our Sponsor purchased an additional 300,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of approximately $300,000.

Prior to the consummation of the IPO, neither FoxWayne, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a business combination with FoxWayne.

We have generated no operating revenues to date and we may not generate operating revenues even after we consummate our initial business combination.

Our team consists of Robb Knie, who is also our Chairman, Chief Executive Officer, and Chief Financial Officer, along with Michael Reavey, Jeff Pavell, Jonathan Hale Zippin and Sundeep Agrawal as directors. Mr. Knie and Mr. Reavey also have extensive experience in the technology industry, with Mr. Reavey having worked at Microsoft and Electronic Arts.

The mailing address of FoxWayne’s principal executive office is 1 Rockefeller Plaza, Suite 1039, New York, NY 10020, and its telephone number is (917) 284-8938.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2021 and any updates described in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results.

Under the current rules and regulations of the Securities and Exchange Commission (the “SEC”) we are not deemed an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, in March 2022, the SEC proposed new rules for SPACs and if, and when, such rules are adopted, if we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate.

Under the current rules and regulations of the SEC we are not deemed an investment company for purposes of the Investment Company Act; however, on March 30, 2022, the SEC proposed new rules (the “Proposed Rules”) relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The Proposed Rules provide a safe harbor for companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the Proposed Rules would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of such registration statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. Although we entered into a definitive business combination agreement within 18 months after the effective date of our registration statement relating to our initial public offering, there is a risk that we may not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction.

Currently, the funds in our trust account are held only in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The Investment Company Act defines an investment company as any issuer which (i) is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities; (ii) is engaged or proposes to engage in the business of issuing face-amount certificates of the installment type, or has been engaged in such business and has any such certificate outstanding; or (iii) is engaged or proposes to engage in the business of investing, reinvesting, owning, holding, or trading in securities, and owns or proposes to acquire investment securities having a value exceeding 40% of the value of its total assets (exclusive of Government securities and cash items) on an unconsolidated basis.

On or immediately prior to the 24 month anniversary of the effective date of our registration statement relating to our initial public offering, we intend to review and assess our primary line of business and the value of our investment securities as compared to the value of our total assets to determine whether we may be deemed an investment company. The longer that the funds in the trust account are held in money market funds, there is a greater risk that we may be considered an unregistered investment company. In the event we are deemed an investment company under the Investment Company Act, whether based upon our activities, the investment of our funds, or as a result of the Proposed Rules being adopted by the SEC, we may determine that we are required to liquidate the money market funds held in our trust account and may thereafter hold all funds in our trust account in cash until the earlier of consummation of our business combination or liquidation. As a result, if we were to switch all funds to cash, we will likely receive minimal interest, if any, on the funds held in our trust account after such time, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of our Company.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension Proposal involves a number of risks. Even if the Extension Proposal is approved and the Extension is implemented, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Proposal is approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem shares of Class A common stock in connection with the Extension Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve our initial business combination. Even if the Extension Proposal or our initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of shares of Class A common stock on the open market. The price of shares of Class A common stock may be volatile, and there can be no assurance that stockholders will be able to dispose of shares of Class A common stock at favorable prices, or at all.

Under the current rules and regulations of the Securities and Exchange Commission (the “SEC”) we are not deemed an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, in March 2022, the SEC proposed new rules for SPACs and if, and when, such rules are adopted, if we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate.

Under the current rules and regulations of the SEC we are not deemed an investment company for purposes of the Investment Company Act; however, on March 30, 2022, the SEC proposed new rules (the “Proposed Rules”) relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The Proposed Rules provide a safe harbor for companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the Proposed Rules would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The Company would then be required to complete its initial business combination no later than 24 months after the effective date of such registration statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. Although we entered into a definitive business combination agreement within 18 months after the effective date of our registration statement relating to our initial public offering, there is a risk that we may not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction.

Currently, the funds in our trust account are held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The Investment Company Act defines an investment company as any issuer which (i) is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities; (ii) is engaged or proposes to engage in the business of issuing face-amount certificates of the installment type, or has been engaged in such business and has any such certificate outstanding; or (iii) is engaged or proposes to engage in the business of investing, reinvesting, owning, holding, or trading in securities, and owns or proposes to acquire investment securities having a value exceeding 40% of the value of its total assets (exclusive of Government securities and cash items) on an unconsolidated basis.

On or immediately prior to the 24 month anniversary of the effective date of our registration statement relating to our initial public offering, we intend to review and assess our primary line of business and the value of our investment securities as compared to the value of our total assets to determine whether we may be deemed an investment company. The longer that the funds in the trust account are held in money market funds, there is a greater risk that we may be considered an unregistered investment company. In the event we are deemed an investment company under the Investment Company Act, whether based upon our activities, the investment of our funds, or as a result of the Proposed Rules being adopted by the SEC, we may determine that we are required to liquidate the money market funds held in our trust account and may thereafter hold all funds in our trust account in cash until the earlier of consummation of our business combination or liquidation. As a result, if we were to switch all funds to cash, we will likely receive minimal interest, if any, on the funds held in our trust account after such time, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of our Company.

A new U.S. federal excise tax could be imposed on us in connection with redemptions of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. If we were to acquire a domestic corporation or engage in a transaction in which a domestic corporation becomes our parent or our affiliate and our securities trade on US stock exchange, we may become a “covered corporation” within the meaning of the IR Act. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax; however, no guidance has been issued to date. The IR Act applies only to repurchases that occur after December 31, 2022.

Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination or otherwise, would depend on a number of factors, including (i) the structure of a Business Combination, (ii) the fair market value of the redemptions and repurchases in connection with the Business Combination or otherwise, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination or a reduction in the cash available for a redemption of the Public Shares in connection with a Business Combination or otherwise.

The Nasdaq (as defined below) may delist our securities from trading on its exchange following redemptions by our stockholders in connection with approval of the Extension Proposal and/or the Redemption Limitation Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, units and warrants are listed on the Nasdaq Capital Market (the “Nasdaq”). After the Special Meeting, we may be required to demonstrate compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our securities include:

●	maintaining an average aggregate global market capitalization of at least $35,000,000;

●	at least 300 public stockholders;

●	at least 500,000 publicly-held shares of Class A common stock; and

●	consummating an initial business combination within the time period specified in our charter.

Additionally, we expect that if our Class A common stock fails to meet the Nasdaq’s continued listing requirements, our units and warrants will fail to meet the Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of the Nasdaq’s continued listing requirements following the Special Meeting and any related stockholder redemptions of our shares of Class A common stock. If our securities do not meet the Nasdaq’s continued listing requirements, the Nasdaq may delist our securities from trading on its exchange.

If the Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

PROPOSAL 1

THE EXTENSION PROPOSAL

The Extension Proposal

The Company is proposing to amend its Certificate of Incorporation to extend the date by which the Company has to consummate a business combination to the Extended Date of April 22, 2023. The Extension Amendment would also allow the Company, in its sole discretion, to elect to extend after the Extended Date for up to three months, through and until the Additional Extension Date of July 22, 2023. The Extension Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Proposal is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Certificate of Incorporation of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension Proposal is approved. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Amendment if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account any redemption.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $10.175 (without taking into account any interest in excess of accrued interest in the Company’s trust account that may be used to pay the Company’s taxes). The closing price of the Company’s common stock on the Record Date was $8.0775. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company has agreed that if the Extension Proposal is approved, prior to filing the Extension Amendment, it will Deposit into the trust account up to $26,873.56. After the Extended Date, the Company shall Deposit up to an additional $26,873.56 for the additional three-month period, as needed by the Company to complete an initial business combination between the Extended Date and the Additional Extension Date.

If the Company does not have the funds necessary to make the Deposit referred to above, pursuant to the Merger Agreement, Clover is required to pay the Company certain fees to cover the Company’s transaction expenses in connection with the Proposed Transaction, and the Company anticipates that it will use such fees for the Deposit. In the event that the Company cannot pay the Deposit with the proceeds from Clover, the Contributor may consider contributing to the Company, as a loan, the Deposit. Each Deposit or Contribution after the Extended Date will be placed in the trust account no less than five business days prior to the beginning of such monthly period, other than the first Deposit or Contribution which will be made prior to the filing of the Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

No Deposit or Contribution will be made unless the Extension Proposal is approved and the Extension Amendment is filed. Any prior Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to continue extending for additional monthly periods until the Extended Date and up to the Additional Extension Date, and if the Company determines not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date or by the Additional Extension Date, if further extended, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

Reasons for the Extension Proposal

The Company’s Certificate of Incorporation provides that the Company has until January 22, 2023 to complete a business combination. The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider and vote on the business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond January 22, 2023. The Company and its officers and directors agreed that it would not seek to amend the Company’s Certificate of Incorporation to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Extension Amendment Is Not Approved

If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination within the applicable time period.

If the Extension Proposal is not approved, the Company or Contributor(s), as applicable, will not make the Deposit or Contribution, as applicable.

The holders of the Class B Common Stock have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless in the event the Extension Amendment is not approved.

If the Extension Amendment is Approved

If the Extension Amendment is approved, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date and to provide for one additional three month extension (in the sole discretion and at the election of the Company) to the Additional Extension Date. The Company will continue to attempt to consummate a business combination until the Extended Date or the Additional Extension Date, if further extended, or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Exchange Act and its units, common stock, warrants and rights will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment is filed, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Extension Amendment or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved and the Extension Amendment is filed with the Delaware Secretary of State, the Company will (i) remove from the trust account an amount equal to the pro rata portion of funds available in the trust account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date or the Additional Extension Date, if further extended. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, or the Additional Extension Date, if applicable, if the Extension Proposal is approved and the Extension Amendment is filed.

If the Extension Proposal is approved, and the Extension Amendment is filed, the removal of the Withdrawal Amount from the trust account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $13.8 million that was in the trust account as of September 30, 2022. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal (after taking into account the redemption of public shares).

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.

The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Certificate of Incorporation promptly following the Special Meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $10.175 (without taking into account any interest in excess of accrued interest in the Company’s trust account that may be used to pay the Company’s taxes). The closing price of the Company’s common stock on the Record Date was $8.0775. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Certificate of Incorporation promptly following the Special Meeting as described elsewhere herein.

Required Vote.

The approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Extension Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION PROPOSAL

The Redemption Limitation Proposal

We are proposing to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation in the form set forth in paragraphs two, three, five, six and seven of Annex B to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Proposal

If the Extension Proposal is approved but the redemptions of public shares would cause us to exceed the Redemption Limitation then we will not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for the Company to not be subject to a limitation in respect of the number of public shares that can be redeemed in connection with the Extension Proposal. Therefore, the Board has determined that it is in the best interests of our stockholders amend the Certificate of Incorporation to permit us to redeem our Class A common stock even if such redemptions would cause our net tangible assets to be less than $5,000,001. If the Extension Proposal and the Redemption Limitation Proposal are approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of an initial business combination and related proposals.

If the Extension Proposal is approved but the Redemption Limitation Proposal is not approved and redemptions have exceeded the Redemption Limitation, we will not be able to proceed with the Extension and we may not be able to consummate an initial business combination by January 22, 2023. In that scenario, it is expected that we will (a) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, dissolve and liquidate, subject in each case to the our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if FoxWayne does not complete an initial business combination by January 22, 2023, or by the applicable deadline as extended pursuant to the Certificate of Incorporation, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.

If the Redemption Limitation Proposal Is Not Approved

If the Redemption Limitation Proposal is not approved, our Board will not be able to implement the Extension if redemptions of public shares would exceed the Redemption Limitation. If the Extension is not implemented and we do not consummate an initial business combination by January 22, 2023, then it is expected that we will (a) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereof, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, dissolve and liquidate, subject in each case to the our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 22, 2023.

Our initial stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by January 22, 2023; although, in such event, they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A common stock they hold. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 22, 2023.

If the Redemption Limitation Proposal Is Approved

If the Redemption Limitation Proposal is approved, the Company may amend the Certificate of Incorporation with the amendment in the form set forth in paragraphs five, six, seven and eight of Annex B. For further details, see “Proposal No. 1 — The Extension Proposal — If the Extension Proposal Is Approved”.

Redemption Rights

In connection with the approval of the Redemption Limitation Proposal, each public stockholder may seek to redeem his, her or its public shares if the Company Implements the amendments to the Certificate of Incorporation with the amendment in the form set forth in paragraphs five, six, seven and eight of Annex B. For further details, see “Proposal No. 1 — The Extension Proposal — Redemption Rights”.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

See “Proposal No. 1 — The Extension Proposal — United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights”.

Vote Required for Approval

The approval of the Redemption Limitation Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class. Accordingly, a FoxWayne stockholder’s failure to vote by proxy or to vote at the Special Meeting will not be counted towards the number of shares of Company Common Stock present at the Special Meeting and, if a valid quorum is otherwise established, it will have the same effect as a vote “AGAINST” the Redemption Limitation Proposal.

Recommendation

See “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board will approve and declare advisable the adoption of the Redemption Limitation Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION

PROPOSAL.

OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL 3

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Special Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Special Meeting to approve the Extension Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Special Meeting to approve the Extension Proposal.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy and entitled to vote at the Special Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

Interests of the Company’s Directors, Officers and Sponsors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Proposal is not approved and we do not consummate a business combination by January 22, 2023, the Founders Shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 2,800,000 Private Placement Warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $2,800,000.

●	In connection with the IPO, the Sponsor has agreed that if the Extension Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company.

●	All rights specified in the Company’s Certificate of Incorporation and Bylaws relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

●	The fact that our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination, including through the date of the special meeting to vote on an initial business combination. As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

●	The fact that our Sponsor, officers and directors have agreed not to redeem any of their shares in connection with a stockholder vote to approve an initial business combination or in connection with a stockholder vote to approve the Extension Proposal.

●	The fact that, commencing on the date that our securities were first listed on Nasdaq , we have agreed to pay our Sponsor a total of $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. If the Extension Proposal is approved, we may continue to pay our Sponsor the $10,000 per month for a longer period than we would otherwise be required to pay.

Additionally, if the Extension Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of the Record Date, pursuant to the exercise of options or warrants or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 1,393,678 shares of Class A Common Stock (including 86,923 shares of Class A Common Stock issuable as part of units issued in the IPO) and 1,437,500 shares of Class B Common Stock issued and outstanding, respectively, as of the Record Date. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to community property laws, where applicable.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock(2)(3)
FoxWayne Enterprises Acquisition Sponsor LLC(4)	1,157,500	40.88%
Robb Knie(4)(5)	1,157,500	40.88%
Michael Reavey	25,000	*	%
Jeff Pavell	25,000	*	%
Jonathan Hale Zippin	25,000	*	%
Sundeep Agrawal	25,000	*	%
All executive officers and directors (5 individuals)	1,257,500	44.42%

*	less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o FoxWayne Enterprises Acquisition Corp., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020.

(2)	Interests shown consist solely of Founder Shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock at the closing of our initial business combination on a one-for-one basis, subject to adjustments.

(3)	The holders of our Class A Common Stock and Class B Common Stock are entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of our common stock are entitled to vote. Holders of our Class A Common Stock and holders of our Class B Common Stock shall vote together, as a single class, on the election of directors and on all other matters properly submitted to a vote of our stockholders.

(4)	Our Sponsor is the record holder of the Class B Common Stock reported herein. Robb Knie, our Chairman, Chief Executive Officer and Chief Financial Officer, is the Managing Member of our Sponsor, and as such may be deemed to have sole voting and investment discretion with respect to the Class B Common Stock held by our Sponsor.

(5)	Does not include 100,000 shares of Class B Common Stock owned by Mr. Knie’s children.

Our initial stockholders beneficially owned 20% of the issued and outstanding shares of our common stock immediately following our IPO. Our initial stockholders have the right to elect all of our directors prior to our initial business combination as a result of holding all of the Founder Shares. Because of this ownership block, our initial stockholders may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including the election of directors, amendments to our Certificate of Incorporation and approval of significant corporate transactions, including approval of our initial business combination.

The holders of the Founder Shares have agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination.

Our Sponsor, and our directors and officers are deemed to be our “promoters” as such term is defined under the federal securities laws.

STOCKHOLDER PROPOSALS

If the Extension Proposal is approved and the Extension Amendment is filed, the Company’s next annual meeting of stockholders will likely be held on or about July 12, 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. If the Extension Proposal is not approved and an initial business combination is not consummated, there will be no further annual meetings of the Company. You should direct any proposals to the Company’s Corporate Secretary at FoxWayne Enterprises Acquisition Corp., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under the Company’s Bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s Corporate Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

If the Extension Proposal is not approved, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy materials. Upon written or oral request, the Company will deliver a separate copy of the proxy materials to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or the Company at (917) 284-8938 or by emailing such request to: hayley@foxwayne.com.

OTHER MATTERS TO BE PRESENTED AT THE SPECIAL MEETING

We do not know of any business that will be presented for consideration or action by the stockholders at the Special Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the Special Meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxy or his substitute. All stockholders are urged to complete, sign and return the proxy card.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting the Company at the following:

FoxWayne Enterprises Acquisition Corp.

1 Rockefeller Plaza, Suite 1039, New York, NY 10020

Phone: (917) 284-8938

Attention: Hayley Springer

E-mail: hayley@foxwayne.com

ANNEX A

AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FOXWAYNE ENTERPRISES ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of FoxWayne Enterprises Acquisition Corp. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is FoxWayne Enterprises Acquisition Corp.

2.	The Corporation’s Certificate of Incorporation was originally filed in the office of the Secretary of State of the State of Delaware on September 17, 2020, and was subsequently amended and restated on October 15, 2020 and January 20, 2021.

3.	This Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation further amends the Second Amended and Restated Certificate of Incorporation of the Corporation.

4.	This Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation was duly adopted by the requisite vote of the holders of the issued and outstanding stock at a meeting of stockholders in accordance with ARTICLE XII of the Corporation’s Second Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.	The text of Article IX, subsection 9.1(b) of the Corporation’s Second Amended and Restated Certificate of Incorporation is hereby amended and restated in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within twelve (12) months from the closing of the Offering (or prior to the Termination Date, as defined below, if applicable) (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial Business Combination within twelve (12) months from the date of the closing of the Offering (or such later date pursuant to the extension set forth under this paragraph, the “Termination Date”), the Board will extend the period of time to consummate a Business Combination up to six (6) times, each by an additional three (3) months, for an aggregate of eighteen (18) additional months, provided that (i) the Sponsor (or its affiliates or permitted designees) (the “Lender”), upon five (5) business days of advance notice prior to the Termination Date, will deposit into the Trust Account (a) in the case of the first two extensions $125,000 (or up to $143,750 if the underwriters’ over-allotment option is exercised in full), (b) in the case of the third and fourth extensions up to $62,500 (or up to $71,875 if the underwriters’ over-allotment option is exercised in full) ($0.0125 per unit in in each case) and (c) in the case of the fifth and sixth extensions up to $60,465.51 ($0.045 per unit or per share of Class A Common Stock in the case of units that have separated) in exchange for a non-interest bearing, unsecured promissory note and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the conversion of the Offering Shares in accordance with Section 9.2. If the Corporation completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note out of the proceeds of the Trust Account released to it or convert a portion or all of the amounts loaned under such promissory note(s) into warrants. If the Corporation does not complete a Business Combination by the Termination Date, the loans will be repaid only from funds held outside of the Trust Account.”

IN WITNESS WHEREOF, I have signed this Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation this [  ] day of [  ], 202[  ].

Name:
Title:	Chief Executive Officer

ANNEX B

AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FOXWAYNE ENTERPRISES ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of FoxWayne Enterprises Acquisition Corp. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is FoxWayne Enterprises Acquisition Corp.

2.	The Corporation’s Certificate of Incorporation was originally filed in the office of the Secretary of State of the State of Delaware on September 17, 2020, and was subsequently amended and restated on October 15, 2020 and January 20, 2021.

3.	This Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation further amends the Second Amended and Restated Certificate of Incorporation of the Corporation.

4.	This Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation was duly adopted by the requisite holders of the issued and outstanding stock at a meeting of stockholders in accordance with ARTICLE XII of the Corporation’s Second Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.	The text of Article IX, subsection 9.2(a) of the Corporation’s Second Amended and Restated Certificate of Incorporation is hereby amended and restated in full as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

6.	The text of Article IX, subsection 9.2(e) of the Corporation’s Second Amended and Restated Certificate of Incorporation is hereby amended and restated in full as follows:

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

7.	The text of Article IX, subsection 9.2(f) of the Corporation’s Second Amended and Restated Certificate of Incorporation is hereby deleted in its entirety.

8.	The text of Article IX, subsection 9.7 of the Corporation’s Second Amended and Restated Certificate of Incorporation is hereby amended and restated in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date, or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares.

IN WITNESS WHEREOF, I have signed this Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation this [     ] day of [     ], 202[ ].

Name:
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on January 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FOXW2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on January 17, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D92340-S55654 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FOXWAYNE ENTERPRISES ACQUISITION CORP.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

D92341-S55654

FOXWAYNE ENTERPRISES ACQUISITION CORP.
Special Meeting of Stockholders
January 18, 2023, 11:00 AM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robb Knie as proxy, with full power of substitution, to represent and to vote all of the shares of common stock of FoxWayne Enterprises Acquisition Corp. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on January 18, 2023 and at any adjournments thereof, subject to the directions indicated on this proxy card.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side